UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: May 2, 2025

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1990 Main Street Suite 750 Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2025, the Board of Directors (the “Board”) of Oragenics, Inc. (the “Company”) appointed Janet Huffman, the Company’s Chief Financial Officer and Interim Chief Executive Officer, to serve as the Company’s Chief Executive Officer, in addition to continuing to serve as its Chief Financial Officer, and, in connection therewith, effective May 2, 2025, the Company entered into an Executive Employment Agreement with Ms. Huffman (the “Employment Agreement”). The Employment Agreement has a one-year term and provides for base compensation of $325,000 with the potential for adjustments and a bonus target of fifty percent (50%) of her base compensation, based upon Company-based and individual-based targets specified by the Compensation Committee of the Board, in its discretion, as approved by the Board. In the event the Company terminates the Employment Agreement without cause, as defined in the Employment Agreement, Ms. Huffman will be entitled to receive severance pay equal to six (6) months of her annual base salary, at the rate in effect on the date of termination and any performance bonus that, as of the date of termination, has been earned by Ms. Huffman but has not yet been paid by the Company. If Ms. Huffman’s employment with the Company is terminated by the Company without cause during the period of thirty (30) days following a Change in Control of the Company (as defined in the Employment Agreement), in lieu of the severance payments above, Ms. Huffman will be entitled to receive a severance payment equal to the sum of: (i) six (6) months of her annual base salary, at the higher of the base salary rate in effect on the termination date or the base salary rate in effect immediately before the effective date of the Change of Control, and (ii) her performance bonus for the year which includes the effective date of the Change in Control, payable at the target level of performance. In addition, Ms. Huffman also will be entitled to receive the amount of any performance bonus that, as of the date of termination, has been earned by Ms. Huffman but has not yet been paid by the Company to Ms. Huffman. The Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

The foregoing summary is qualified in its entirety by the specific terms of the Amended and Restated Employment Agreement attached as Exhibit 10.1 to this Form 8-K which is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As reported below under Item 5.07 of this Current Report, the Company held its annual meeting of shareholders on May 2, 2025 (the “Annual Meeting”) at which meeting, among other things, the Company’s shareholders (1) authorized the Board to undertake, in its discretion at any time within one year, a reverse stock split (the “Reverse Stock Split”) of then-outstanding shares of the Company’s Common Stock, at a ratio of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50), with the exact ratio to be determined by the Company’s Board and included in a public announcement, and (2) approved an amendment (the “Plan Amendment”), contingent on the implementation of the Reverse Stock Split, to the Company’s 2021 Equity Incentive Plan (as previously amended) to increase the aggregate number of shares available for the grant of awards back up to 3,166,667 shares if the Company undertakes the Reverse Stock Split.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The Annual Meeting was held on May 2, 2025.

(b) At the Annual Meeting the following proposals were voted on by our shareholders:

PROPOSAL 1: Election of Directors.

Mr. Charles Pope, Dr. Frederick Telling, Mr. Robert Koski, Dr. Alan Dunton, and Mr. John Gandolfo were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld
Charles Pope	3,683,524	1,141,407
Dr. Frederick Telling	3,694,848	1,130,083
Dr. Alan Dunton	3,841,114	983,817
Robert Koski	3,701,855	1,123,076
John Gandolfo	3,718,348	1,105,583

PROPOSAL 2: For the frequency of a non-binding advisory vote on executive compensation. The votes were as follows:

ONE YEAR	3,608,850
TWO YEARS	55,796
THREE YEARS	280,515
ABSTAIN	879,770

PROPOSAL 3: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	3,059,906
AGAINST	1,704,114
ABSTAIN	60,911

PROPOSAL 4: To authorize the Board of Directors to enact a reverse stock split, in its sole discretion at any time within one year after shareholder approval is obtained, to effect a reverse stock split (the “Reverse Stock Split”) of then-outstanding shares of the Company’s Common Stock, at a ratio of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50) (the “Reverse Stock Split Proposal”). The voting results include the votes cast by the holder of our outstanding Series G Mirroring Preferred Stock, which voted in the same proportion as the votes cast by holders of our shares of Common Stock on Proposal 4. The votes were as follows:

FOR	5,696,651
AGAINST	3,497,323
ABSTAIN	23,378

PROPOSAL 5: To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock to 350,000,000 in the event a Reverse Stock Split of our common stock is effectuated prior to approval of the Reverse Stock Split Proposal. The voting results include the votes cast by the holder of our outstanding Series G Mirroring Preferred Stock, which voted in the same proportion as the votes cast by holders of our shares of Common Stock on Proposal 5. The votes were as follows:

FOR	6,250,588
AGAINST	2,925,249
ABSTAIN	41,515

PROPOSAL 6: To approve an amendment to the Company’s 2021 Equity Incentive Plan increase the number of shares of Common Stock available for issuance under the 2021 Equity Incentive Plan to 3,166,667 shares of Common Stock if the number of shares of Common Stock are reduced by any Reverse Stock Split. The votes were as follows:

FOR	2,593,613
AGAINST	2,197,808
ABSTAIN	33,510

PROPOSAL 7: Ratification of the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2025. The votes were as follows:

FOR	7,701,653
AGAINST	1,403,206
ABSTAIN	112,493

PROPOSAL 8: To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series G Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 4 and Proposal 5 are insufficient. The Company’s shareholder approved the authorization to adjourn the Annual Meeting, if necessary to solicit additional proxies if there were not sufficient votes of favor of Proposal 4 and Proposal 5, but this authorization is moot as Proposal 4 and Proposal 5 passed. The voting results include the votes cast by the holders of our outstanding Series G Mirroring Preferred Stock, which voted in the same proportion as the votes cast by holders of our shares of Common Stock on Proposal 8. The votes were as follows:

FOR	6,837,535
AGAINST	2,199,538
ABSTAIN	180,276

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement between the Company and Janet Huffman

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 2nd day of May, 2025.

ORAGENICS, INC. (Registrant)

BY:	/s/Janet Huffman
Janet Huffman Chief Executive Officer and Chief Financial Officer